                                                                EXHIBIT 10.11(b)



                               FIRST AMENDMENT TO
              FIRST AMENDED AND RESTATED REDUCING REVOLVING CREDIT
                                   AGREEMENT

     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED REDUCING REVOLVING CREDIT AGREEMENT is made and dated as of December 12, 1997 (this "First Amendment") among CINEMARK USA, INC., a Texas corporation (the "Company"), the financial institutions (collectively, the "Banks") party to the Credit
Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (the "Administrative Agent"), and amends that certain First Amended and Restated Reducing Revolving Credit Agreement dated as of December 12, 1996, among the Company, the Banks and the Administrative Agent (as so amended or modified from time to time, "Agreement").

                                    RECITAL

     The Company has requested that the Banks and the Administrative Agent amend certain provisions of the Agreement, and the Banks and the Administrative Agent are willing to do so on the terms and conditions set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Terms.    All terms used herein shall have the same meanings as in
the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2.   Amendments to Agreement.

     2.1 The chart in the definition of "Applicable Amount" in Section 1.1 of the Agreement is amended and restated in its entirety as follows:

"Ratio of Total Indebtedness
To Annualized                      Offshore            Base           Commitment
Cash Flow                          Rate Loans(1)       Rate Loans        Fee
----------------------------       -------------       ----------     ----------

   x > or = 5.00                   1.875%              0.625%         0.3750%
4.50 < or = x < 5.00               1.750%              0.500%         0.3750%
4.00 < or = x < 4.50               1.500%              0.250%         0.3500%
3.50 < or = x < 4.00               1.250%              --             0.3250%
3.00 < or = x < 3.50               1.000%              --             0.2750%
2.50 < or = x < 3.00               0.750%              --             0.2250%
2.00 < or = x < 2.50               0.625%              --             0.2000%
    x < 2.00                       0.500%              --             0.1875%



-------------------
(1) See provisos immediately following this table for adjustments to Applicable Amount for Offshore Rate Loans.

     2.2 The chart in Section 7.12 of the Agreement is amended and restated in its entirety as follows:

               "Fiscal Quarters Ending            Maximum Ratio
               -----------------------            -------------

               Closing Date through 12/31/98      6.00 to 1
               1/1/99 through 12/31/99            5.00 to 1
               1/1/2000 and thereafter            4.50 to 1"

     3. Representations and Warranties. The Company represents and warrants to Banks and Administrative Agent that, on and as of the date hereof, and after giving effect to this First Amendment:

     3.1 Authorization. The execution, delivery and performance of this First Amendment have been duly authorized by all necessary corporate action by the Company and this First Amendment has been duly executed and delivered by the Company.

     3.2 Binding Obligation. This First Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or be equitable principles relating to enforceability.

     3.3 No Legal Obstacle to Agreement. The execution, delivery and performance of this First Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this First Amendment, or the transactions contemplated hereby.

     3.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

     3.5 Default. No Default or Event of Default under the Agreement has occurred and is continuing.

     4. Conditions, Effectiveness. The effectiveness of this First Amendment shall be subject to the delivery of the following to the Administrative Agent in form and substance satisfactory to the Administrative Agent and the Banks:

     4.1 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this First Amendment, as to the incumbency of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement required hereunder on behalf of the Company.

     4.2 Other Evidence. Such other evidence with respect to the Company or any Restricted Subsidiary as of the Administrative Agent or any Bank may reasonably request in connection with this First Amendment and the compliance with the conditions set forth herein.

     5.   Miscellaneous.

     5.1 Effectiveness of the Agreement and the Loan Documents. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

     5.2 Waivers. This First Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document, or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under the Agreement or any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

     5.3 Counterparts. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Company, the Administrative Agent and the Majority Banks shall have signed a copy hereof, and the Pledgors shall have consented hereto, whether the same or counterparts, and the same shall have been delivered to the Administrative Agent.

     5.4. Jurisdiction. This First Amendment shall be governed by and construed under the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.



                                        CINEMARK USA, INC.

                                        By:    /s/ JEFF STEDMAN
                                           ---------------------------------
                                        Name:  Jeff Stedman
                                             -------------------------------
                                        Title: Vice President
                                              ------------------------------


                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION
                                        AS ADMINISTRATIVE AGENT

                                        By:     /s/ DAVID PRICE
                                           ---------------------------------
                                                    David Price
                                                   Vice President


                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS
                                        ASSOCIATION, AS A BANK

                                        By:    /s/ ROBERT J. LAGACE
                                           ---------------------------------
                                        Name:  Robert J. Lagace
                                             -------------------------------
                                        Title: Managing Director
                                              ------------------------------


                                        NATIONSBANK OF TEXAS, N.A.

                                        By:    /s/ WHITNEY L. BEISSE
                                           ---------------------------------
                                        Name:  Whitney L. Beisse
                                             -------------------------------
                                        Title: Vice President
                                              ------------------------------


                                        CIBC INC.

                                        By:    /s/ COLLEEN RISOTO
                                           ---------------------------------
                                        Name:  Colleen Risoto
                                             -------------------------------
                                        Title: Authorized Signatory
                                              ------------------------------

(Signatures continue)

                                        THE BANK OF NEW YORK

                                        By:    /s/ EDWARD F. RYAN, JR.
                                           ------------------------------
                                        Name:  Edward F. Ryan, Jr.
                                             ----------------------------
                                        Title: Senior Vice President
                                              ---------------------------


                                        BANKBOSTON N.A.

                                        By:    /s/ REGINALD T. DAWSON
                                           ------------------------------
                                        Name:  Reginald T. Dawson
                                             ----------------------------
                                        Title: Director
                                              ---------------------------



                                        COMERICA BANK-TEXAS

                                        By:    /s/ WILLIAM J. ROLLEY
                                           ------------------------------
                                        Name:  William J. Rolley
                                             ----------------------------
                                        Title: Vice President
                                              ---------------------------



                                        FLEET BANK N.A.

                                        By:    /s/ ERIC S. MEYER
                                           ------------------------------
                                        Name:  Eric S. Meyer
                                             ----------------------------
                                        Title: Vice President
                                              ---------------------------



                                        THE FUJI BANK, LIMITED

                                        By:    /s/ TEIJI TERAMOTO
                                           ------------------------------
                                        Name:  Teiji Teramoto
                                             ----------------------------
                                        Title: Vice President & Manager
                                              ---------------------------



                                        THE BANK OF NOVA SCOTIA

                                        By:    /s/ TERRY K. FRYETT
                                           ------------------------------
                                        Name:  Terry K. Fryett
                                             ----------------------------
                                        Title: Authorized Signatory
                                              ---------------------------

                              CONSENT OF PLEDGORS


     The undersigned Pledgors under that certain First Amended and Restated Mitchell Family Pledge Agreement dated as of December 12, 1996 executed by Pledgors for the benefit of Bank of America National Trust and Savings Association as Administrative Agent hereby consent to the foregoing First Amendment dated as of the date first written above to the First Amended and Restated Reducing Revolving Credit Agreement dated as of December 12, 1996, among Cinemark USA, Inc., the Banks named therein and Bank of America National Trust and Savings Association as Administrative Agent, and represent and warrant to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature under the Pledge Agreement, and that the same remain in full force and effect as to them after giving effect hereto and thereto.


   /s/ LEE ROY MITCHELL                      /s/ TANDY MITCHELL
   -------------------------                 -------------------------
       LEE ROY MITCHELL                      TANDY MITCHELL, SPOUSE OF
                                                 LEE ROY MITCHELL

    MITCHELL SPECIAL TRUST                 MITCHELL GRANDCHILDREN TRUST
                                             FOR CRYSTAL LEE ROBERTS

MITCHELL GRANDCHILDREN TRUST                 MITCHELL GRANDCHILDREN
     FOR ASHLEY ANN LEE                     TRUST FOR LASEY MARIE LEE

MITCHELL GRANDCHILDREN TRUST                 MITCHELL GRANDCHILDREN
  FOR SKYLER KAYE MITCHELL                 TRUST FOR CASSIE ANN ROBERTS


                           By: /s/ LEE ROY MITCHELL
                              -------------------------
                           Name:
                                -----------------------
                                       Trustee

                           By: /s/ DON HART
                              -------------------------
                           Name:   Don Hart
                                -----------------------
                                      Trustee



                                      -1-